NATIONWIDE VARIABLE INSURANCE TRUST
American Funds NVIT Bond Fund

Supplement dated November 7, 2013
to the Summary Prospectus dated May 1, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective November 8, 2013, the Summary Prospectus is amended as follows:

1.	The information under the heading “Portfolio Counselors” on page 4 of the Summary Prospectus is deleted and replaced with the following:

Portfolio Counselors	Title	Length of Service
David C. Barclay	Senior Vice President — Fixed Income, Capital Research	Since 1997
David A. Hoag	Senior Vice President — Fixed Income, Capital Research	Since 2007
Thomas H. Hogh	Senior Vice President — Fixed Income, Capital Research Company	Since 2007

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE